UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2010

EBHI HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or other jurisdiction of incorporation)

001-33070	42-1672352
(Commission File Number)	(I.R.S. Employer Identification No.)

ONE CONWAY PARK, 100 FIELD DRIVE, SUITE 240

LAKE FOREST, ILLINOIS 60045

(Address of Principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 251-3430

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership

As previously disclosed, on June 17, 2009 EBHI Holdings, Inc. (formerly known as Eddie Bauer Holdings, Inc.), a Delaware corporation (the “Company”) and its U.S. subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of the United States Bankruptcy Code and the Canadian subsidiaries of the Company filed an application with the Ontario Superior Court of Justice (Commercial List) seeking relief under the provisions of the Canadian Companies’ Creditors Arrangement Act. Since filing their petition, the Debtors have operated as debtors in possession under the jurisdiction of the Bankruptcy Court.

On March 18, 2010, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the First Amended Joint Plan of Liquidation of EBHI Holdings, Inc., et. al. under Chapter 11 of the Bankruptcy Code, dated January 26, 2010 (including all exhibits thereto, and as modified by the Confirmation Order, the “Plan”). The Debtors also filed with the Bankruptcy Court a Disclosure Statement in support of the Plan (the “Disclosure Statement”). The descriptions of the Confirmation Order and the Plan contained herein do not purport to be complete and are qualified in their entirety by reference to the Confirmation Order. A copy of the Confirmation Order, which includes a copy of the Plan, as confirmed, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Copies of the Confirmation Order, the Plan, the Disclosure Statement, and other pleadings and documents filed with the Bankruptcy Court by the Debtors and other parties are also publicly available on the website of the claims agent, Kurtzman Carson Consultants, LLC, at http://www.kccllc.net/eddiebauer.

The Plan contemplates a full liquidation of the Debtors’ assets. Under the Plan, the proceeds of the liquidation, subject to certain exceptions, will be distributed to the holders of Allowed Other Priority Claims (as defined in the Plan) and Allowed General Secured Claims (as defined in the Plan). The holders of the Term Lender Secured Claim (as defined in the Plan) will receive periodic distributions from the Liquidating Trust (as defined in the Plan) pursuant to the terms of the Committee Settlement Stipulation (as defined in the Plan). The holders of Allowed General Unsecured Claims will receive pro rata shares of the remaining Available Cash (as defined in the Plan), if any. The Plan also governs the payment of Allowed Administrative Expense Claims, Allowed Professional Claims and Allowed Priority Tax Claims (each as defined in the Plan). The holders of Noteholder Securities Claims, Intercompany Claims, Interests (including all holders of equity interests in the Debtors) and Interests Securities Claims (each as defined in the Plan) will not receive any property under the Plan.

The Company anticipates that the estimated recovery available for distribution to holders of Allowed Other Priority Claims and Allowed General Secured Claims under the Plan will be approximately 100% of such claims, the estimated recovery available for distribution to holders of the Allowed Term Lender Secured Claim under the Plan will be approximately 85%-95% of such claims, and the estimated recovery available for distribution to holders of Allowed General Unsecured Claims will be approximately 2%-17% of such claims.

The effective date of the Plan (the “Effective Date”) is defined in the Plan as the date selected by the Debtors that is (a) at least eleven (11) days following occurrence of the Confirmation Date (as defined in the Plan); and (b) no more than five (5) business days following the first date on which no stay of the Confirmation Order (as defined in the Plan) is in effect and all conditions to the Effective Date set forth in Article 10 of the Plan have been satisfied or, if waivable, waived. On the Effective Date, the Debtors’ estates and certain assets will be transferred into a trust (the “Liquidating Trust”), and the terms of the Plan and the Liquidating Trust Agreement (as defined in the Plan) will govern any distributions of the Liquidating Trust’s assets to the Debtors’ creditors.

As of May 6, 2009, the Company had 30,829,530 shares of common stock issued and outstanding. No shares are reserved for future issuance in respect of claims and interests filed and allowed under the Plan.

On March 18, 2010, the Debtors furnished unaudited Monthly Operating Reports for the period beginning on January 3, 2010 and ending on February 27, 2010 (the “Monthly Operating Reports”) with the Bankruptcy Court. The Monthly Operating Reports were furnished on a Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on March 18, 2010.

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing a basis for an investment decision in any of the securities of the Company. The Monthly Operating Reports contain estimated financial information and projections that have not been updated for actual results, audited or reviewed by independent accountants and may be subject to further review and potential adjustments. The format and contents of the Monthly Operating Reports are prescribed by applicable bankruptcy laws, are limited in scope and cover a time period which may be shorter than or otherwise differ from the time periods required in the Company’s reports filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the information contained in the Monthly Operating Reports may not be indicative of the Company’s financial condition or results of operations for the projected period that would be reflected in the Company’s financial statements or reports filed pursuant to the Exchange Act, and there can be no assurance that, from the perspective of any investor or potential investor in the Company, the information contained in the Monthly Operating Reports is complete or accurately reflects the financial results for the periods reflected. The information set forth in the Monthly Operating Reports should not be viewed as indicative of the Company’s expected operating results for future periods.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	First Amended Joint Plan of Liquidation of EBHI Holdings, Inc., et. al.

Forward-Looking Statements

This report and the exhibits hereto may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “potential,” qualifiers such as “preliminary” and similar expressions. Such forward looking statements are based on the Company’s current plans, expectations, estimates and management’s beliefs about the Company’s future performance. Forward-looking statements contained in this Form 8-K are based on estimates and assumptions, which assumptions and estimates may prove to be inaccurate, and involve risks and uncertainties. Forward-looking statements are not guarantees of future events, and the Company can provide no assurance that such statements will be realized. Actual results may differ from those contemplated by such forward-looking statements as a result of a variety of factors, including adverse Bankruptcy Court rulings and the other risks identified in our periodic reports filed pursuant to the Securities Exchange Act of 1934, as amended, including the Company’s Annual Report on Form 10-K for the period January 3, 2009 and Quarterly Report on Form 10-Q for the period ended April 4, 2009. The information contained in this Form 8-K is provided as of March 24, 2010, and the Company undertakes no obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBHI HOLDINGS, INC.

Date: March 24, 2010	By	/s/ BRENT I. KUGMAN
	Name:	Brent I. Kugman
	Title:	Chief Restructuring Officer

Exhibit Index

Exhibit No.	Description

99.1	First Amended Joint Plan of Liquidation of EBHI Holdings, Inc., et. al.